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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9,
1997

                   DYNAMICWEB ENTERPRISES, INC.

     (Exact name of registrant as specified in its charter)

         New Jersey                0-10039            22-2267658
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

271 Route 46 West, Building F,
Suite 209, Fairfield, New Jersey                          07004

     (Address of principal executive offices)           (Zip
Code)

Registrant's telephone number, including area code (973) 244-1000


                               N/A
 (Former name or former address, if changed since last report.)

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
Item 5.  Other Events.

     On August 26, 1997, the Company hired James D. Conners to become the President of the Company, and entered into an Employment Agreement with Mr. Conners.

     Steven L. Vanechanos, Jr., formerly President and Chief
Executive Officer, will continue to serve as Chief Executive
Officer of the Company.

     On September 5, 1997, Software Associates, Inc., a wholly-owned subsidiary of the Company, amended its Lease
Agreement dated July 1, 1994, relating to its leased space in Fairfield, New Jersey.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibits are filed herewith:

          1. Employment Agreement dated August 26, 1997 between DynamicWeb Enterprises, Inc. and
               James D. Conners.

          2.   Press Release regarding hiring of James D.
               Conners.

          3.   Amendment No. 1 to Lease Agreement dated
               September 5, 1997 between Software Associates,
               Inc. and The Mask Group.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DYNAMICWEB ENTERPRISES, INC.

Dated:  September 9, 1997

                              By/s/ Steven L. Vanechanos Jr.
                                   Steven L. Vanechanos, Jr.
                                   Chief Executive Officer

                          EXHIBIT INDEX

Exhibit Number

     1.        Employment Agreement dated August 16,
               1997 between DynamicWeb Enterprises,
               Inc. and James D. Conners.

     2.        Press Release regarding hiring of
               James D. Conners.

     3.        Amendment No. 1 to Lease Agreement dated
               September 5, 1997 between Software
               Associates, Inc. and The Mask Group.